UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

AKERO THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of Akero Therapeutics, Inc. (the “Company” or “Akero”) with a proxy statement related to a proposed transaction in which a direct or indirect wholly owned subsidiary of Novo Nordisk A/S (“Parent”) will be merged with and into the Company, with the Company being the surviving corporation and continuing as a wholly owned subsidiary of Parent (the “Proposed Transaction”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated October 9, 2025, among the Company, Parent, and NN Invest Sub, Inc a wholly owned subsidiary of Parent.

This Schedule 14A filing consists of the following documents relating to the Proposed Transaction:

Exhibit 99.1: All Employee Email

Exhibit 99.2: All Employee FAQ

*  *  *

Important Information and Where to Find It

This Schedule 14A may be deemed solicitation material in respect of the proposed transaction by and among Akero Therapeutics, Inc. (the “Company” or “Akero”), Novo Nordisk A/S (“Parent”) and NN Invest Sub, Inc. This Schedule 14A does not constitute a solicitation of any vote or approval. In connection with the proposed transaction between Akero and Parent, Akero intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Akero stockholders. Akero may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Akero may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Akero through the website maintained by the SEC at www.sec.gov, Akero’s website at https://ir.akerotx.com/financial-information/sec-filings or by contacting the Akero investor relations department at the following:

Christina Tartaglia

(212) 362-1200

IR@akerotx.com

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. Akero and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Akero’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in (i) the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of Akero’s Annual Report on Form 10-K for the fiscal year ended December  31, 2024, which was filed with the SEC on February 28, 2025 and (ii) the “Proposal 1 – Election of Class III Directors,” “Executive Compensation,” and “Principal Stockholders” sections of Akero’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 28, 2025, and will be contained in the proxy statement to be filed by Akero in connection with the proposed transaction. Any change of the holdings of Akero’s securities by its directors or executive officers from the amounts set forth in the proxy statement for its 2025 annual meeting of stockholders have been reflected in the following Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC: by Jonathan Young, filed on October  3, 2025, September  12, 2025, September  4, 2025, August  13, 2025, July  2, 2025, June  20, 2025 and June  12, 2025; by Catriona Yale, dated September  12, 2025, July  18, 2025, July  2, 2025, June  20, 2025, June  20, 2025, June  12, 2025 and May  19, 2025; by Richard William White, dated September  12, 2025, July  2, 2025, June  20, 2025 and June  12, 2025; by Timothy Rolph, dated September  12, 2025, September  10, 2025, August 7, 2025,

July  9, 2025, July  2, 2025, June  20, 2025, June  12, 2025, June  9, 2025, May  8, 2025 and April  28, 2025; by Andrew Cheng, dated September  12, 2025, August  13, 2025, July  11, 2025, July  2, 2025, June  20, 2025, June  12, 2025 and May  13, 2025; by Scott Gangloff, dated August  19, 2025, July  2, 2025 and June  20, 2025; by Jane Henderson, dated August  12, 2025 and June  5, 2025; by Patrick Lamy, dated July  3, 2025, July  2, 2025, June  20, 2025, June  20, 2025, June  12, 2025, June  4, 2025, May  23, 2025 and May  9, 2025; by Mark T. Iwicki, dated June  5, 2025; by Seth Loring Harrison, dated June  5, 2025; by Yuan Xu, dated June  5, 2025; by Tomas J. Heyman, dated June  5, 2025; by Judy Chou, dated June  5, 2025; and by Graham G. Walmsley, dated June 5, 2025. Akero stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Akero directors and executive officers in the transaction, which may be different than those of Akero stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Akero’s website at https://ir.akerotx.com/financial-information/sec-filings.

FORWARD-LOOKING STATEMENTS DISCLAIMER

This communication contains forward-looking statements related to Akero, Parent and the proposed acquisition of Akero by Parent (the “Transaction”) that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this communication, Akero’s forward-looking statements include, without limitation, statements regarding the Transaction, and about the parties’ ability to satisfy the conditions to the consummation of the Transaction; statements about the expected timetable for completing the transaction; Akero’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of Akero, the U.S. Food and Drug Administration’s (“FDA”) approval of Akero’s new drug application for efruxifermin for the treatment of metabolic dysfunction-associated steatohepatitis, Akero’s ability to commercialize current and future product candidates, the anticipated timing of closing of the Transaction and the accuracy of any assumptions underlying any of the foregoing. Forward-looking statements are not guarantees of future performances and are subject to certain risks, uncertainties, or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: uncertainties as to the ability to obtain shareholder approval; the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Merger, dated as of October 9, 2025, among Akero Therapeutics, Inc., Novo Nordisk A/S and NN Invest Sub, Inc (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the ability for the parties to consummate the Transaction on a timely basis or at all; risks related to non-achievement of the CVR milestones and that holders of the CVRs will not receive any payments in respect of those CVRs; the possibility that competing offers will be made; the possibility that various closing conditions, including the ability to secure regulatory approvals and stockholder approval on terms expected, at all or in a timely manner, for the Transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transaction; the effects of the Transaction (or the announcement or pendency thereof) on relationships with associates, customers, manufacturers, suppliers, employees (including the risks relating to the ability to retain or hire key personnel), other business partners or governmental entities; the difficulty of predicting the timing or outcome of FDA approvals or actions, if any; the impact of competitive products and pricing; that Parent may not realize the potential benefits of the Transaction; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; transaction costs; the risk that the Transaction will divert management’s attention from the Company’s ongoing business operations or otherwise disrupt the Company’s ongoing business operations; changes in the Company’s business during the period between now and the closing of the Transaction; certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; risks associated with litigation relating to the Transaction; the ability to maintain or expand regulatory approvals or commercialize the Company’s products; that the results of any ongoing or future clinical trials may not satisfy U.S. or non-U.S. regulatory authorities; the uncertainty associated with the current worldwide economic and financial conditions in the United States and around the word, including as a result of pandemics and epidemics, rising inflation, increased interest rates, natural disasters, military conflicts, terrorist attacks and other similar matters; actual or contingent liabilities; and other risks listed under the heading “Risk Factors” in Akero’s periodic reports filed with the SEC, including quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. All forward-looking statements are based on information currently available to Akero and Parent, and Akero and Parent disclaim any obligation to update the information contained in this communication as new information becomes available except to the extent required by law.

Exhibit 99.1

From: Andrew Cheng

Date: Thursday, October 9, 2025 at 6:07 AM

To: Akero Employees

Subject: Exciting Business Update

Dear Colleagues,

Moments ago, we announced that we have entered into an agreement to combine with Novo Nordisk. Since our founding in 2017, Akero has raised $1.7B, completed a robust Phase 2 program with 7 distinct data readouts, launched an ambitious global Phase 3 program, and completed transfer of drug substance and drug product manufacturing from Amgen. We’ve achieved these and many other milestones because of the extraordinary capabilities and dedication each of you bring to our team day in and day out. Becoming part of the Novo Nordisk family is an exciting opportunity for us to build on our track record and make a meaningful difference in the lives of patients globally.

This news follows a careful evaluation by the Akero Board of Directors and leadership team. After a comprehensive process, the Board unanimously determined the transaction with Novo Nordisk is in the best interest of our Company and shareholders.

Novo Nordisk is a leading global healthcare company that operates in 80 countries and markets its products around the world. It has a more than 100-year history of striving to defeat serious chronic diseases, and similar to us, the people of Novo Nordisk are focused on developing transformative treatments for patients with serious metabolic diseases.

Recently, Novo Nordisk announced it received FDA approval for an additional indication for Wegovy® as a treatment for MASH – making it the first GLP-1 treatment approved for fighting the disease. Our innovative EFX program will complement Novo Nordisk’s world leading capabilities in cardio-metabolic disease, allowing us to enhance and accelerate evaluation of EFX in the Phase 3 SYNCHRONY program, prepare for a successful commercial launch, and deliver a transformational impact on patients’ lives.

Following conversations with Novo Nordisk, it is clear its leadership team believes Akero offers a potential best-in-class MASH treatment. Novo Nordisk’s interest in our Company is a testament to your hard work and commitment to developing therapies capable of longer-term use to address the underlying drivers of MASH. Akero’s unique and strong culture is a key part of what has led to today’s announcement and Novo Nordisk is committed to preserving the Akero ways-of-working as we integrate into their larger organization following closing.

Here is a message from Ludovic Helfgott, Executive Vice-President of Product & Portfolio Strategy at Novo Nordisk:

All of us at Novo Nordisk are extremely excited about the science and the opportunity to team up with Akero Therapeutics in support of our mission to drive change for people living with serious chronic diseases like diabetes, obesity, and their related conditions like MASH. We think you have a very compelling FGF21 asset that could offer new treatment options for mid- to late-stage MASH with the potential to reverse liver damage.

Together with Wegovy – the first approved GLP-1 treatment for MASH – EFX can make a difference for a patient population that has a huge unmet need right now. We are excited about the opportunity to support and collaborate with the Akero team following closing to continue advancing that asset towards submission, supercharging this process by adding our deep scientific and drug development expertise.

In terms of next steps, the transaction is expected to close around year-end, subject to approval by Akero shareholders and upon satisfaction of customary closing conditions, including approvals by regulatory authorities. Until then, it remains business as usual, and there are no changes to our business priorities or how we work. The best way you can help is by remaining focused on your daily responsibilities and the important work we do to build a brighter future for patients with serious metabolic disease.

We are committed to keeping you informed as we have updates to share. Attached to this email is an FAQ to help answer some initial questions you likely have about the transaction. We will also host an all-employee town hall at 11:00 AM ET / 8:00 AM PT to discuss this news in more detail. A Zoom invitation to attend the meeting will be distributed shortly and I encourage everyone to join.

I am sincerely grateful for your dedication to Akero. The strength of our team is one of the key reasons Novo Nordisk chose to partner with us and I am so proud of the Company we have built together. I hope you share my enthusiasm and confidence about the future.

Sincerely,

Andrew Cheng, M.D., Ph.D.

President & Chief Executive Officer

Important Information and Where to Find It

In connection with the proposed transaction between Akero Therapeutics, Inc. (“Akero”) and Novo Nordisk A/S (“Parent”), Akero intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Akero stockholders. Akero may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Akero may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Akero through the website maintained by the SEC at www.sec.gov, Akero’s website at https://ir.akerotx.com/financial-information/sec-filings or by contacting the Akero investor relations department at the following:

Christina Tartaglia

(212) 362-1200

IR@akerotx.com

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. Akero and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Akero’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in (i) the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 of Akero, which was filed with the SEC on February 28, 2025 and (ii) the “Proposal 1 – Election of Class III Directors,” “Executive Compensation,” and “Principal Stockholders” sections of Akero’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 28, 2025, and will be contained in the proxy statement to be filed by Akero in connection with the proposed transaction. Any change of the holdings of Akero’s securities by its directors or executive officers from the amounts set forth in the proxy statement for its 2025 annual meeting of stockholders have been reflected in the following Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC: by Jonathan Young, filed on October 3, 2025, September 12, 2025, September 4, 2025, August 13, 2025, July 2, 2025, June 20, 2025 and June 12, 2025; by Catriona Yale, dated September 12, 2025, July 18, 2025, July 2, 2025, June 20, 2025, June 20, 2025, June 12, 2025 and May 19, 2025; by Richard William White, dated September 12, 2025, July 2, 2025, June 20, 2025 and June 12, 2025; by Timothy Rolph, dated September 12, 2025, September 10, 2025, August 7, 2025, July 9, 2025, July 2, 2025, June 20, 2025, June 12, 2025, June 9, 2025, May 8, 2025 and April 28, 2025; by Andrew Cheng, dated September 12, 2025, August 13, 2025, July 11, 2025, July 2, 2025, June 20, 2025, June 12, 2025 and May 13, 2025; by Scott Gangloff, dated August 19, 2025, July 2, 2025 and June 20, 2025; by Jane Henderson, dated August 12, 2025 and June 5, 2025; by Patrick Lamy, dated July 3, 2025, July 2, 2025, June 20, 2025, June 20, 2025, June 12, 2025, June 4, 2025, May 23, 2025 and May 9, 2025; by Mark T. Iwicki, dated June 5, 2025; by Seth Loring Harrison, dated June 5, 2025; by Yuan Xu, dated June 5, 2025; by Tomas J. Heyman, dated June 5, 2025; by Judy Chou, dated June 5, 2025; and by Graham G. Walmsley, dated June 5, 2025. Akero stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Akero directors and executive officers in the transaction, which may be different than those of Akero stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Akero’s website at https://ir.akerotx.com/financial-information/sec-filings.

Forward-Looking Statements Disclaimer

This communication contains forward-looking statements related to Akero, Parent and the proposed acquisition of Akero by Parent (the “Transaction”) that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this communication, Akero’s forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Transaction; statements about the expected timetable for completing the transaction; Akero’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of Akero, the U.S. Food and Drug Administration’s approval of Akero’s new drug application for efruxifermin for the treatment of metabolic dysfunction-associated steatohepatitis, Akero’s ability to commercialize current and future product candidates, and the anticipated timing of closing of the Transaction. Forward-looking statements are subject to certain risks, uncertainties, or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: uncertainties as to the ability to obtain shareholder approval; risks related to non-achievement of the CVR milestones and that holders of the CVRs will not receive any payments in respect of those CVRs; the possibility that competing offers will be made; the possibility that various closing conditions for the Transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transaction; the effects of the Transaction on relationships with employees, other business partners or governmental entities; the difficulty of predicting the timing or outcome of FDA approvals or actions, if any; the impact of competitive products and pricing; that Parent may not realize the potential benefits of the Transaction; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; transaction costs; actual or contingent liabilities; and other risks listed under the heading “Risk Factors” in Akero’s periodic reports filed with the U.S. Securities and Exchange Commission, including quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement to be filed with the U.S. Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. All forward-looking statements are based on information currently available to Akero and Parent, and Akero and Parent disclaim any obligation to update the information contained in this communication as new information becomes available.

Exhibit 99.2

NVO - AKRO Transaction Employee FAQ

For Internal Use Only, Not For Distribution

1.	What was announced?

•

Novo Nordisk has agreed to acquire all outstanding shares of Akero’s common stock for $54.00 per share in cash at closing. In addition, Akero shareholders will also receive one non-transferable Contingent Value Right (“CVR”). Each CVR will entitle its holder to receive a cash payment of $6.00 per share upon full US regulatory approval of EFX for treatment of compensated cirrhosis due to MASH by June 30, 2031. Combined, the upfront and potential CVR represent, if achieved, an equity value of approximately $5.2 billion.

•	After a comprehensive process and careful evaluation, the Akero Board unanimously determined the transaction with Novo Nordisk is in the best interest of our company and shareholders.

•	Becoming part of the Novo Nordisk family is an exciting opportunity for us to build on our track record and make a meaningful diﬀerence in the lives of patients globally.

•	The transaction is expected to close around year-end, subject to approval by Akero shareholders and upon satisfaction of customary closing conditions including approvals by regulatory authorities.

•	Until then, it remains business as usual, and there are no changes to our business priorities or how we work.

2.	Who is Novo Nordisk?

•	Novo Nordisk is a leading global healthcare company that operates in 80 countries and markets its products around the world.

•	Since it was founded in 1923, Novo Nordisk has pioneered many scientific breakthroughs that have become blockbuster global therapies.

•

Novo Nordisk shares our commitment to developing transformative treatments for patients with serious metabolic disease, and together we will be well-positioned to expand treatment options for people around the globe.

•	We look forward to joining the Novo Nordisk family and accelerating the momentum of EFX to deliver a transformational impact on patients’ lives.

3.	Why merge with Novo Nordisk? Why is now the right time?

•	We have long respected the team at Novo Nordisk and the Company’s strong track record of leadership in treating serious chronic diseases.

•

This transaction delivers meaningful value to Akero shareholders, and positions us to expand treatment options for people around the globe through Novo Nordisk’s industry-leading development capabilities and commercial infrastructure.

•	Through our conversations with the Novo team, it became clear that they believe in our best-in-class MASH treatment anchored by EFX.

•

Novo Nordisk’s world leading capabilities in cardio-metabolic disease will enhance and accelerate evaluation of EFX in the Phase 3 SYNCHRONY program, preparation for a successful commercial launch and delivery of EFX to patients in need around the globe.

4.	What does this transaction mean for me? Will there be any changes to my day-to-day responsibilities?

•	It is important to remember that today is just the first step in the process – there are many details still to be worked out, and we will share updates as we have additional information.

•

In the meantime, it remains business as usual, and your roles, responsibilities and reporting structures remain the same. It is mission-critical to continue driving our programs and ensure continued momentum for the foreseeable future.

•

Akero’s unique and strong culture is a key part of what has led to today’s announcement and Novo Nordisk is committed to preserving the Akero ways-of-working as we integrate into their larger organization following closing.

5.	How many employees will be retained by Novo Nordisk following the close of the transaction? Will there be layoffs? When will I know if I am one of those people?

•

Nothing is changing today as a result of this announcement. And even after closing, we expect there to be continuity for our team and our business, as this is mission critical to ensure the continued momentum of our programs for the foreseeable future,

•	It is important to keep in mind that until the transaction closes, Akero and Novo Nordisk remain separate companies, and we will continue to operate as such.

•	This means that all current Akero employees remain employees of Akero, and you should continue focusing on your day-to-day responsibilities.

6.	Who will lead Akero once the transaction is complete? What will happen to Akero’s current leadership team?

•

It is still very early in the process, and there are additional details to be determined as we develop our plans to integrate Akero into Novo Nordisk following closing. We will provide updates as we can.

•	That said, even after closing, it remains mission critical to ensure the continued momentum of our programs for the foreseeable future.

7.	Will there be changes to reporting structure as a result of the transaction?

•	Any changes would take place following the transaction’s close, which is currently expected to occur around year-end, but not enough is known yet about what changes may take place and when.

•	Business continuity will remain our top priority.

8.	Will we continue to work remotely? Will we be asked to relocate or work out of an existing Novo Nordisk?

•	We are continuing to operate as usual, including with respect to our remote work policy.

•	It’s important to remember that today is just the first step in the process – there are many details still to be worked out, and we will share updates as we have additional information to share.

9.	How will this transaction aﬀect patients who are waiting for our investigational drug? Does this have any impact on our existing programs or pipeline?

•	We do not expect this transaction to have any impact on our ongoing clinical development programs or projected timelines, other than the potential for additional resources to accelerate our eﬀorts.

•

Being able to leverage Novo Nordisk’s industry-leading development capabilities and commercial infrastructure will put us in an even better position to expand treatment options for people around the globe.

10.	What will happen to employees’ benefits and compensation?

•	Until the transaction closes, there are no changes to our compensation and benefits programs.

•	We will soon start working closely with the Novo Nordisk team on planning for how best to integrate our companies following closing.

•	We are committed to keeping you informed as best we can and will provide additional information as details are worked out.

11.	What does this mean for my equity? Should I sell? Should I exercise my options?

•

Options: At the closing of the transaction, if you hold unexercised options with a strike price below $54.00, whether or not vested, you will receive a cash payment of $54.00 minus the exercise price, plus one CVR, for each of such options you own. You do not need to exercise your options to receive such payments at closing. Options with a strike price at or above $54.00 will be accelerated such that you may exercise them prior to closing if you so choose but all out-of-the-money options outstanding at closing will be cancelled for no consideration.

•	RSUs: At the closing of the transaction, each unvested RSU outstanding will be cancelled and converted into the right to receive a cash payment of $54.00, plus one CVR.

•	If you own Akero shares or options, selling your stock and/or exercising your options are personal decisions and you should consult with your own tax and financial advisors.

•	Keep in mind that you may be subject to Akero’s insider trading policy, which may place limits on your ability to sell any equity. Please consult with the legal team if you have questions.

•	Since we continue to operate as a public company until close, all trading windows and blackout periods still apply. Please consult with the legal team if you have any questions.

•	The company-wide blackout period will remain in place until the proxy statement is filed with the SEC.

12.	What are the next steps? What happens between now and closing?

•	Until close, we will be working closely with the Novo Nordisk team to determine how to best integrate the companies following closing.

•

In the meantime, it is business as usual at Akero, and we are counting on you to remain focused on the important work you do each day to bring our novel therapies to patients with serious metabolic diseases. Ensuring the continued momentum of our programs remains a top priority for us as well as Novo Nordisk.

•	We will be transparent in sharing updates as we reach key milestones in this process.

13.	What should I tell partners if they ask me about the transaction?

•	While this is an exciting announcement, and we expect our partners to benefit alongside us, please reiterate that this is only the first step in the process, and nothing is changing today.

•	Until the transaction closes, which we expect to occur around year-end, we are continuing to work with our partners as we always do and operating as usual.

14.	What should I tell people who ask me about the transaction? Am I allowed to post about it on my social media accounts?

•	It is important that you do not comment on this news externally, which includes making any posts on your personal social media accounts.

•	If you receive an inquiry from any other external party, please inform your department head.

15.	Who can I contact if I have more questions?

•	We encourage you to reach out to your department head with any specific questions.

•	As additional information becomes available, we will make sure to keep you up to date.

Important Information and Where to Find It

In connection with the proposed transaction between Akero Therapeutics, Inc. (“Akero”) and Novo Nordisk A/S (“Parent”), Akero intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Akero stockholders. Akero may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Akero may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Akero through the website maintained by the SEC at www.sec.gov, Akero’s website at https://ir.akerotx.com/financial-information/sec-filings or by contacting the Akero investor relations department at the following:

Christina Tartaglia

(212) 362-1200

IR@akerotx.com

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy, an oﬀer to purchase or a solicitation of an oﬀer to sell any securities. Akero and certain of its directors and executive oﬃcers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Akero’s directors and executive oﬃcers, including a description of their direct interests, by security holdings or otherwise, is contained in (i) the “Directors, Executive Oﬃcers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Magers” sections of the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 of Akero, which was filed with the SEC on February 28, 2025 and (ii) the “Proposal 1 – Election of Class III Directors,” “Executive Compensation,” and “Principal Stockholders” sections of Akero’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 28, 2025, and will be contained in the proxy statement to be filed by Akero in connection with the proposed transaction. Any change of the holdings of Akero’s securities by its directors or executive oﬃcers from the amounts set forth in the proxy statement for its 2025 annual meeting of stockholders have been reflected in the following Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC: by Jonathan Young, filed on October 3, 2025, September 12, 2025, September 4, 2025, August 13, 2025, July 2, 2025, June 20, 2025 and June 12, 2025; by Catriona Yale, dated September 12, 2025, July 18, 2025, July 2, 2025, June 20, 2025, June 20, 2025, June 12, 2025 and May 19, 2025; by Richard William White, dated September 12, 2025, July 2, 2025, June 20, 2025 and June 12, 2025; by Timothy Rolph, dated September 12, 2025, September 10, 2025, August 7, 2025,

July 9, 2025, July 2, 2025, June 20, 2025, June 12, 2025, June 9, 2025, May 8, 2025 and April 28, 2025; by Andrew Cheng, dated September 12, 2025, August 13, 2025, July 11, 2025, July 2, 2025, June 20, 2025, June 12, 2025 and May 13, 2025; by Scott Gangloﬀ, dated August 19, 2025, July 2, 2025 and June 20, 2025; by Jane Henderson, dated August 12, 2025 and June 5, 2025; by Patrick Lamy, dated July 3, 2025, July 2, 2025, June 20, 2025, June 20, 2025, June 12, 2025, June 4, 2025, May 23, 2025 and May 9, 2025; by Mark T. Iwicki, dated June 5, 2025; by Seth Loring Harrison, dated June 5, 2025; by Yuan Xu, dated June 5, 2025; by Tomas J. Heyman, dated June 5, 2025; by Judy Chou, dated June 5, 2025; and by Graham G. Walmsley, dated June 5, 2025. Akero stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Akero directors and executive oﬃcers in the transaction, which may be diﬀerent than those of Akero stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Akero’s website at https://ir.akerotx.com/financial-information/sec-filings.

Forward-Looking Statements Disclaimer

This communication contains forward-looking statements related to Akero, Parent and the proposed acquisition of Akero by Parent (the “Transaction”) that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this communication, Akero’s forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Transaction; statements about the expected timetable for completing the transaction; Akero’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of Akero, the U.S. Food and Drug Administration’s approval of Akero’s new drug application for efruxifermin for the treatment of metabolic dysfunction-associated steatohepatitis, Akero’s ability to commercialize current and future product candidates, and the anticipated timing of closing of the Transaction. Forward-looking statements are subject to certain risks, uncertainties, or other factors that are diﬃcult to predict and could cause actual events or results to diﬀer materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to diﬀer from expectations contemplated by forward-looking statements include, among other things: uncertainties as to the ability to obtain shareholder approval; risks related to non-achievement of the CVR milestones and that holders of the CVRs will not receive any payments in respect of those CVRs; the possibility that competing oﬀers will be made; the possibility that various closing conditions for the Transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transaction; the eﬀects of the Transaction on relationships with employees, other business partners or governmental entities; the diﬃculty of predicting the timing or outcome of FDA approvals or actions, if any; the impact of competitive products and pricing; that Parent may not realize the potential benefits of the Transaction; other business eﬀects, including the eﬀects of industry, economic or political conditions outside of the companies’ control; transaction costs; actual or contingent liabilities; and other risks listed under the heading “Risk Factors” in Akero’s periodic reports filed with the U.S. Securities and Exchange Commission, including quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement to be filed with the U.S. Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. All forward-looking statements are based on information currently available to Akero and Parent, and Akero and Parent disclaim any obligation to update the information contained in this communication as new information becomes available.